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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                             TO SECTION 13 OR 15(D)
                                     OF THE
                         SECURITIES EXCHANGE ACT OF 1934




                                 AUGUST 11, 2004
                Date of report (Date of earliest event reported)

                                VISTA GOLD CORP.
             (Exact Name of Registrant as Specified in Its Charter)

                             YUKON TERRITORY, CANADA
                 (State or Other Jurisdiction of Incorporation)

                   1-9025                               NOT APPLICABLE.
         (Commission File Number)              (IRS Employer Identification No.)

         7961 SHAFFER PARKWAY, SUITE 5                       80127
                 LITTLETON, CO
    (Address of Principal Executive Offices)              (Zip Code)

                                 (720) 981-1185
              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE.
          (Former Name or Former Address, if Changed Since Last Report)






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                                VISTA GOLD CORP.


ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

         Not applicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         Not applicable.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

         Not applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         Not applicable.

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

         In its press release dated August 11, 2004, included as Exhibit 99.1 hereto, Vista Gold Corp. announced the appointment of Michael B. Richings as President and Chief Executive Officer. The Company hereby incorporates such information by reference into Item 5 of this Current Report on Form 8-K.

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

         Not applicable.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)  Financial statements of businesses acquired:

              Not applicable.

         (b)  PRO FORMA financial information:

              Not applicable.

         (c)  Exhibits

              99.1  The Registrant's Press Release dated August 11, 2004.

              The portions of the Press Release incorporated by reference into
              Item 5 of this Current Report on Form 8-K are being filed pursuant to Item 5. The remaining portions of the Press Release are being furnished pursuant to Item 12 of this Current Report on Form 8-K and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or


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              otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.


ITEM 8.  CHANGE IN FISCAL YEAR.

         Not applicable.

ITEM 9.  REGULATION FD DISCLOSURE

         Not applicable.

ITEM 10. AMENDMENTS TO THE REGISTRANT'S CODE OF ETHICS, OR WAIVER OF A PROVISION OF THE CODE OF ETHICS.

         Not applicable.

ITEM 11. TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT'S EMPLOYEE BENEFIT PLANS.

         Not applicable

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.


         On August 11, 2004, Vista Gold Corp. announced its financial results for the three months ended June 30, 2004. A copy of the Press Release is furnished pursuant to this Item 12 as Exhibit 99.1 to this Current Report on Form 8-K.


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           VISTA GOLD CORP.
                                           (Registrant)




Date:    August 11, 2004                By: /s/ MIKE RICHINGS
                                           -------------------------------------
                                           Mike Richings
                                           President & CEO



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                                  EXHIBIT INDEX

     EXHIBIT NO.99.1                                                PAGE NO.
     ---------------                                                --------
VISTA GOLD CORP. ANNOUNCES APPOINTMENT                                  2
OF CEO AND SECOND QUARTER
FINANCIAL RESULTS
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